Exhibit 99.3
EXECUTION COPY
Thermo Fisher Scientific Inc.
U.S.$350,000,000 2.150% Senior Notes due 2012
U.S.$400,000,000 3.250% Senior Notes due 2014
Exchange and Registration Rights Agreement
November 20, 2009
Banc of America Securities LLC
Barclays Capital Inc.
     As representatives of the several Purchasers
     named in Schedule A to the Purchase Agreement
c/o Banc of America Securities LLC
One Bryant Park
New York, New York 10036
Ladies and Gentlemen:
          Thermo Fisher Scientific Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) its $350,000,000 aggregate principal amount of 2.150% Senior Notes due 2012 and $400,000,000 aggregate principal amount of 3.250% Senior Notes due 2014. As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with the Purchasers for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:
          SECTION 1. Certain Definitions. For purposes of this Exchange and Registration Rights Agreement (which is sometimes referred to herein as the “Agreement”), the following terms shall have the following respective meanings:
          “Base Interest” shall mean the interest that would otherwise accrue on the Securities under the terms thereof and the Indenture, without giving effect to the provisions of this Agreement.
          The term “broker-dealer” shall mean any broker or dealer registered with the Commission under the Exchange Act.
          “Closing Date” shall mean the date on which the Securities are initially issued.
          “Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.
          “EDGAR System” means the EDGAR filing system of the Commission and the rules and regulations pertaining thereto promulgated by the Commission in Regulation S-T under the Securities Act and the Exchange Act, in each such case as the same may be amended or succeeded from time to time (and without regard to format).
          “Effective Time,” in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Registration Statement effective or as of which the Exchange Registration Statement otherwise becomes effective and (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective.
          “Electing Holder” shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(ii) or 3(d)(iii) hereof.
          “Exchange Act” shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.
          “Exchange Offer” shall have the meaning assigned thereto in Section 2(a) hereof.
          “Exchange Registration” shall have the meaning assigned thereto in Section 3(c) hereof.
          “Exchange Registration Statement” shall have the meaning assigned thereto in Section 2(a) hereof.
          “Exchange Securities” shall have the meaning assigned thereto in Section 2(a) hereof.
          “FINRA” shall mean the Financial Industry Regulatory Authority, Inc.
          “Free Writing Prospectus” means each free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Company or used or referred to by the Company in connection with the sale of the Securities or the Exchange Securities.
          The term “holder” shall mean each of the Purchasers and other persons who acquire Registrable Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Registrable Securities.
          “Indenture” shall mean the Indenture, dated as of November 20, 2009, between the Company and The Bank of New York, as Trustee, as supplemented by the first supplemental indenture dated as of November 20, 2009 between the Company and the Trustee and as the same shall be further amended, modified or supplemented from time to time.
          “Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

          The term “person” shall mean a corporation, limited liability company, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.
          “Purchase Agreement” shall mean the Purchase Agreement, dated November 13, 2009 among the Purchasers and the Company relating to the Securities.
          “Purchasers” shall mean the Purchasers named in Schedule A to the Purchase Agreement.
          “Qualifying Securities” shall have the meaning assigned thereto in Section 2(c) hereof.
          “Registrable Securities” shall mean the Securities; provided, however, that a Security shall cease to be a Registrable Security upon the earliest to occur of the following: (i) in the circumstances contemplated by Section 2(a) hereof, the Security has been exchanged for an Exchange Security in an Exchange Offer as contemplated in Section 2(a) hereof (provided that any Exchange Security that, pursuant to the last two sentences of Section 2(a), is included in a prospectus for use in connection with resales by broker-dealers shall be deemed to be a Registrable Security with respect to Sections 5, 6 and 9 until resale of such Registrable Security has been effected within the Resale Period referred to in Section 2(a)); (ii) in the circumstances contemplated by Section 2(b) hereof, a Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (iii) such Security is sold pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the Indenture; (iv) such Security is eligible to be resold to the public pursuant to Rule 144 and any legend borne by such Security relating to restrictions on transferability thereof has been removed by the Company; or (v) such Security shall cease to be outstanding.
          “Registration Default” shall have the meaning assigned thereto in Section 2(c) hereof.
          “Registration Default Period” shall have the meaning assigned thereto in Section 2(c).
          “Registration Expenses” shall have the meaning assigned thereto in Section 4 hereof.
          “Resale Period” shall have the meaning assigned thereto in Section 2(a) hereof.
          “Restricted Holder” shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder’s business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities and (iv) a holder that is a broker-dealer, but only with respect to Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Company.
          “Rule 144,” “Rule 405” and “Rule 415” shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.
          “Securities” shall mean, collectively, the $350,000,000 aggregate principal amount of 2.150% Senior Notes due 2012 and the $400,000,000 aggregate principal amount of 3.250% Senior Notes due 2014 of the Company to be issued and sold to the Purchasers, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture.
          “Securities Act” shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.
          “Shelf Registration” shall have the meaning assigned thereto in Section 2(b) hereof.
          “Shelf Registration Statement” shall have the meaning assigned thereto in Section 2(b) hereof.
          “Special Interest” shall have the meaning assigned thereto in Section 2(c) hereof.
          “Suspension Event” shall have the meaning assigned thereto in Section 3(i) hereof.
          “Suspension Period” shall have the meaning assigned thereto in Section 2(c) hereof.
          “Trigger Date” shall have the meaning assigned thereto in Section 2(b).
          “Trust Indenture Act” shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.
          Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Exchange and Registration Rights Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Exchange and Registration Rights Agreement as a whole and not to any particular Section or other subdivision.
          SECTION 2. Registration Under the Securities Act.
          (a) Except as set forth in Section 2(b) below, the Company agrees to file under the Securities Act, as soon as practicable, but no later than 150 days after the Closing Date, a registration statement relating to an offer to exchange (such registration statement, the “Exchange Registration Statement”, and such offer, the “Exchange Offer”) any and all of the Securities for a like aggregate principal amount of debt securities issued by the Company, which debt securities are substantially identical to the Securities (and are entitled to the benefits of the Indenture, which has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for the additional interest contemplated in Section 2(c) below (such new debt securities hereinafter called “Exchange Securities”). The Company agrees to use its commercially reasonable efforts to cause the Exchange Registration Statement to become effective under the Securities Act as soon as practicable, but no later than 200 days after the Closing Date. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. The Company further agrees to use its commercially reasonable efforts to commence and complete the Exchange Offer promptly, but no later than 45 days after such registration statement has become effective, hold the Exchange Offer open for at least 30 days and exchange Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been “completed” only if the debt securities received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America. The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Company having exchanged the Exchange Securities for all outstanding Registrable Securities pursuant to the Exchange Offer and (ii) the Company having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 30 days following the commencement of the Exchange Offer. The Company agrees (x) to include in the Exchange Registration Statement a prospectus for use in any resales by any holder of Exchange Securities that is a broker-dealer and (y) to keep such Exchange Registration Statement effective for a period (the “Resale Period”) beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Registrable Securities. With respect to such Exchange Registration Statement, each such holder shall have the benefit of the rights of indemnification and contribution set forth in Sections 6(a), (c), (d) and (e) hereof.
          (b) If (i) on or prior to the time the Exchange Offer is completed, any law, Commission rules or regulations or applicable interpretations thereof by the staff of the Commission are changed such that the debt securities received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are not or would not be, upon receipt, transferable by each such holder without restriction under the Securities Act, (ii) the Exchange Offer has not been completed within 245 days following the Closing Date or (iii) the Exchange Offer is not available to any holder of the Securities (the date on which any of the conditions described in (i) through (iii) above occurs, a “Trigger Date”), the Company shall, in lieu of (or, in the case of clause (iii), in addition to) conducting the Exchange Offer contemplated by Section 2(a), file under the Securities Act as soon as practicable, but no later than the later of 60 days after the Trigger Date (but in no event fewer than 150 days after the Closing Date), a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the “Shelf Registration” and such registration statement, the “Shelf Registration Statement”). The Company agrees to use its commercially reasonable efforts (x) to cause the Shelf Registration Statement to become or be declared effective no later than 120 days after the Trigger Date and to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of the first anniversary of the Effective Time or such time as all of the Registrable Securities have been sold thereunder or cease to be outstanding or cease otherwise to be Registrable Securities, provided, however, that no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder, and (y) after the Effective Time of the Shelf Registration Statement, promptly upon the request of any holder of Registrable Securities that is not then an Electing Holder, to use commercially reasonable efforts to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement, provided, however, that nothing in this clause (y) shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(iii) hereof. The Company further agrees to supplement or make amendments to the Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company agrees to furnish to each Electing Holder copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.
          The Company’s obligation to file a Shelf Registration Statement under clause (i) of this Section 2(b), to cause such Shelf Registration Statement to become and remain effective and to comply with its other undertakings in this Section 2(b) shall terminate upon the completion of the Exchange Offer pursuant to Section 2(a).
          (c) In the event that (i) the Company has not filed the Exchange Registration Statement or Shelf Registration Statement on or before the date on which such registration statement is required to be filed pursuant to Section 2(a) or 2(b), respectively, or (ii) such Exchange Registration Statement or Shelf Registration Statement has not become effective or been declared effective by the Commission on or before the date on which such registration statement is required to become or be declared effective pursuant to Section 2(a) or 2(b), respectively, or (iii) the Exchange Offer has not been completed within 45 days after the initial effective date of the Exchange Registration Statement relating to the Exchange Offer (if the Exchange Offer is then required to be made), (iv) any Exchange Registration Statement or Shelf Registration Statement required by Section 2(a) or 2(b) hereof is filed and declared effective but shall thereafter either be withdrawn by the Company or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted herein) without being succeeded immediately by an additional registration statement filed and declared effective; or (v) the Company requires Holders to refrain from disposing of their Registrable Securities due to a Suspension Event (as defined in Section 3(i)) to the extent that such period exceeds 45 days in any one instance or 90 days in the aggregate during any consecutive 12-month period (a “Suspension Period”) (each such event referred to in clauses (i) through (v), a “Registration

Default” and each period during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then, as liquidated damages for such Registration Default, subject to the provisions of Section 9(b), special interest (“Special Interest”), in addition to the Base Interest, shall accrue at a per annum rate of 0.25% for the first 90 days of the Registration Default Period, and at a per annum rate of 0.50% thereafter for the remaining portion of the Registration Default Period. Notwithstanding the foregoing, (x) in the event that the Shelf Registration Statement is not declared effective on or before the date on which it is required to be filed pursuant to Section 2(b), Special Interest will only be payable with respect to Registrable Securities that are held by Electing Holders and otherwise entitled to be included in the Shelf Registration Statement, and whose inclusion has been requested therein (“Qualifying Securities”) and (y) once the Shelf Registration Statement has been declared effective, Special Interest payable for Registration Defaults with respect to the Exchange Registration Statement under clause (i) or (ii) of this Section 2(c) will cease to accrue with respect to Qualifying Securities that have been included in the Shelf Registration Statement, and interest on such Qualifying Securities will revert to its original rate. In no event shall the Company be required to pay Special Interest for more than one Registration Default at a time.
          (d) The Company shall take all actions necessary or advisable to be taken by them to ensure that the transactions contemplated herein are effected as so contemplated.
          (e) Any reference herein, other than any such reference in Section 3(d)(vi), to a registration statement or prospectus as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein, other than any such reference in Section 3(d)(vi), to any post-effective amendment to a registration statement or to any prospectus supplement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.
          SECTION 3. Registration Procedures.
          If the Company files a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:
     (a) At or before the Effective Time of the Exchange Offer or the Shelf Registration, as the case may be, the Company shall qualify the Indenture under the Trust Indenture Act of 1939.
     (b) In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.
     (c) In connection with the obligations of the Company with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the “Exchange Registration”), if applicable, the Company shall, as soon as practicable (or as otherwise specified):
     (i) prepare and file with the Commission, as soon as practicable but no later than 150 days after the Closing Date, an Exchange Registration Statement on any form which may be utilized by the Company and which shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a), and use its commercially reasonable efforts to cause such Exchange Registration Statement to become effective as soon as practicable thereafter, but no later than 200 days after the Closing Date;
     (ii) subject to the provisions of Section 3(i), as soon as practicable prepare and file with the Commission such amendments and supplements to such Exchange Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration Statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Registration Statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;
     (iii) promptly notify each broker-dealer that has requested or received copies of the prospectus included in such Exchange Registration Statement, and confirm such advice in writing, (A) when such Exchange Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective, (B) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Registration Statement or the initiation or threatening of any proceedings for that purpose, or (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
     (iv) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Registration Statement or any post-effective amendment thereto at the earliest practicable date;
     (v) use its commercially reasonable efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer, to the extent required by such laws, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange

Securities to consummate the disposition thereof in such jurisdictions; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation or other entity or as a dealer in securities in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(v), (2) consent to general service of process in any such jurisdiction or subject itself to taxation in any such jurisdiction if it is not currently so subject or (3) make any changes to its certificate of incorporation, by-laws or similar organizational document or any agreement between it and its stockholders;
     (vi) use its commercially reasonable efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by broker-dealers during the Resale Period;
     (vii) provide a CUSIP number for each series of Exchange Securities, not later than the applicable Effective Time; and
     (viii) comply with all applicable rules and regulations of the Commission.
     (d) In connection with the obligations of the Company with respect to the Shelf Registration, if applicable, as contemplated by Section 2(b) the Company shall, as soon as practicable (or as otherwise specified):
     (i) prepare and file with the Commission, as soon as practicable but in any case within the time periods specified in Section 2(b), a Shelf Registration Statement on any form which may be utilized by the Company and which shall register all of the Registrable Securities for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by such of the holders as, from time to time, may be Electing Holders and use its commercially reasonable efforts to cause such Shelf Registration Statement to become effective as soon as practicable but in any case within the time periods specified in Section 2(b);
     (ii) not less than 30 calendar days prior to the Effective Time of the Shelf Registration Statement, mail the Notice and Questionnaire to the holders of Registrable Securities; no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, holders of Registrable Securities shall have at least 21 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company;

     (iii) after the Effective Time of the Shelf Registration Statement, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided that the Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company;
     (iv) subject to Section 3(i), as soon as practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, and furnish to the Electing Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission, to the extent such documents are not publicly available on the Commission’s EDGAR System;
     (v) comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the Electing Holders provided for in such Shelf Registration Statement;
     (vi) provide (A) the Electing Holders, (B) the underwriters (which term, for purposes of this Exchange and Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(a)(11) of the Securities Act), if any, thereof, (C) any sales or placement agent therefor, (D) counsel for any such underwriter or agent and (E) not more than one counsel for all the Electing Holders the opportunity to participate in the preparation of such Shelf Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;
     (vii) promptly notify each of the Electing Holders, any sales or placement agent therefor and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such underwriter for such purpose) and confirm such advice in writing, (A) when such Shelf Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (D) if at any time when a prospectus is required to be delivered under the Securities Act, that offers and sales of Exchange Securities should be suspended as provided in Section 3(i);
     (viii) use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;
     (ix) if requested by any managing underwriter or underwriters, any placement or sales agent or any Electing Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such Electing Holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including information with respect to the principal amount of Registrable Securities being sold by such Electing Holder or agent or to any underwriters, the name and description of such Electing Holder, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by such Electing Holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;
     (x) furnish to each Electing Holder, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(d)(vi) a copy of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder of Registrable Securities, upon request) and documents incorporated by reference therein), in each case to the extent such documents are not publicly available on the Commission’s EDGAR System, and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Electing Holder, agent or underwriter, as the case may be) and of the prospectus included in such Shelf Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder in order to facilitate the offering and disposition of the Registrable Securities owned by such Electing Holder, offered or sold by such agent or underwritten by such underwriter and to permit such Electing Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company, subject to Section 3(i), hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Electing Holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;
     (xi) use commercially reasonable efforts to (A) register or qualify the Registrable Securities to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities during the period the Shelf Registration is required to remain effective under Section 2(b); provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation or other entity or as a dealer in securities in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d(xi), (2) consent to general service of process in any such jurisdiction or subject itself to taxation in any such jurisdiction if it is not currently so subject or (3) make any changes to its certificate of incorporation, by-laws or similar organizational document or any agreement between it and its stockholders;
     (xii) use its commercially reasonable efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities;
     (xiii) unless any Registrable Securities shall be in book-entry only form, cooperate with the Electing Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities, in each case as provided in the Indenture;
     (xiv) provide a CUSIP number for each series of Registrable Securities, not later than the applicable Effective Time;
     (xv) subject to the requirements of Section 7, enter into such customary agreements and take all such other reasonable actions in connection therewith

(including those requested in writing by the holders of a majority in principal amount of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, by means of an underwritten offering and in such connection, (1) to the extent possible, make such representations and warranties to the holders and any underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries and the Shelf Registration Statement, prospectus and any documents incorporated by reference or deemed incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same at reasonable and customary times if reasonably requested, (2) in the case of an underwritten offering, obtain opinions of counsel to the Company (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the holders and such underwriters, counsel to the underwriters and the one counsel for the holders) addressed to each Electing Holder and underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (3) in the case of an underwritten offering, obtain “comfort” letters from the independent certified public accountants of the Company (and, if necessary, any other certified public accountant of any subsidiary of the Company, or of any business acquired by the Company for which financial statements and financial data are or are required to be included in the Shelf Registration Statement) addressed to each Electing Holder and underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings; (4) deliver such documents and certificates as may be reasonably requested by the holders of a majority in principal amount of the Registrable Securities being sold or the underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company made pursuant to clause (1) above and to evidence compliance with any customary conditions contained in any underwriting agreement; and (5) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;
     (xvi) notify in writing each holder of Registrable Securities of any proposal by the Company to amend or waive any provision of this Exchange and Registration Rights Agreement pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;
     (xvii) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Conduct Rules (the “Conduct Rules”) of FINRA or any successor thereto, as amended from time to time) thereof, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Conduct Rules, including by (A) if such Conduct Rules shall so require, engaging a “qualified independent underwriter” (as defined in such Conduct Rules) to participate in the preparation of the Shelf Registration Statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Shelf Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Registrable Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof (or to such other customary extent as may be requested by such underwriter), and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Conduct Rules; and
     (xviii) comply with all applicable rules and regulations of the Commission.
     (e) In the event that the Company, pursuant to Section 3(i) below, has notified the Electing Holders, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, that offers and sales of Exchange Securities have been suspended, the Company, as soon as commercially practicable, will notify such persons when offers and sales of Exchange Securities may be made.
     (f) In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionnaire, the Company may require such Electing Holder to furnish to the Company such additional information regarding such Electing Holder and such Electing Holder’s intended method of distribution of Registrable Securities as may be required in order to comply with the Securities Act. Each such Electing Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.
     (g) Until the earlier to occur of the expiration of one year after the Closing Date or the time that the Securities are freely resaleable pursuant to Rule 144, the

Company will not, and will not permit any of its “affiliates” (as defined in Rule 144) who are controlled by the Company to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement or a valid exemption from the registration requirements under the Securities Act
     (h) The Company represents, warrants and covenants that it (including its agents and representatives) will not prepare, make, use, authorize, approve or refer to any Free Writing Prospectus.
     (i) The Company may suspend the availability of the Shelf Registration Statement (a “Suspension Event”) by notifying the Electing Holders, the placement or sales agent, if any, and the managing underwriters, if any, that it is suspending the use of any Shelf Registration Statement and that such persons may not use such Shelf Registration Statement or any prospectus included therein for offers and sales of Securities; provided that, if such notice of a Suspension Event has been given to such persons, the Company shall, as promptly as practicable following a determination that the Suspension Event no longer exists and that such persons may recommence such offers and sales, notify such persons of such determination. Each Electing Holder, placement or sales agent, if any, and managing underwriter, if any, agrees that upon receipt of any notice from the Company pursuant to this Section 3(i), such person shall forthwith discontinue the disposition of Securities until such person shall have been notified by the Company that offers and sales of the Registrable Securities may recommence, and, if so directed by the Company, such person shall deliver to the Company (at the Company’s expense) all copies (other than permanent file copies) of the prospectus in such person’s possession at the time of receipt of such notice. If, upon termination of a Suspension Period, in the Company’s judgment it is necessary to amend or supplement the Shelf Registration Statement, the Company will prepare and furnish to each Electing Holder, placement agent or underwriter, as requested, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act.
          SECTION 4. Registration Expenses.
          The Company agrees to bear and to pay, or cause to be paid promptly upon delivery of itemized invoices, all expenses incident to the Company’s performance of or compliance with this Exchange and Registration Rights Agreement, including (a) all Commission and any FINRA registration, filing and review fees and expenses including reasonable fees and disbursements of one counsel for the placement or sales agent or underwriters in connection with such FINRA registration, filing and review, (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the State securities and blue sky laws referred to in Section 3(d)(xi) hereof and determination of their eligibility for investment under the laws of such jurisdictions as any managing underwriters or the Electing Holders may designate, including any reasonable fees and disbursements of one counsel for the Electing Holders or underwriters in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities for delivery and the expenses of printing or reproducing any underwriting agreements, agreements among underwriters, selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Securities to be disposed of (including certificates representing the Securities), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities and the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any counsel for the Trustee and of any collateral agent or custodian, (f) internal Company expenses (including all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), (g) reasonable fees, disbursements and expenses of any “qualified independent underwriter” engaged pursuant to Section 3(d)(xviii) hereof, (h) reasonable fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with the Shelf Registration Statement, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Company), (i) any fees charged by securities rating services for rating the Securities, and (j) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the “Registration Expenses”). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor and an itemized invoice with respect thereto. Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.
          SECTION 5. Reserved.
          SECTION 6. Indemnification.
          (a) Indemnification by the Company. The Company will indemnify and hold harmless each of the holders of Registrable Securities included in an Exchange Registration Statement, each of the Electing Holders of Registrable Securities included in a Shelf Registration Statement and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities against any losses, claims, damages or liabilities, joint or several, to which such holder, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Registration Statement or Shelf Registration Statement, as the case may be, under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such holder, Electing Holder, agent or underwriter, or any amendment or supplement thereto, or any Free Writing Prospectus or any “issuer information” (“Issuer Information”) filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statements were made, not misleading, and will reimburse such holder, such Electing Holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein.
          (b) Indemnification by the Holders and any Agents and Underwriters. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2(b) hereof and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from the Electing Holder of such Registrable Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company and all other holders of Registrable Securities, against any losses, claims, damages or liabilities to which the Company or such other holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statements were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Electing Holder or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder’s Registrable Securities pursuant to such registration.
          (c) Notices of Claims, Etc. An indemnified party under subsection (a) or (b) above shall promptly notify the indemnifying party in writing of any action, claim, suit, investigation or proceeding commenced or threatened in writing against such indemnified party in respect of which indemnification may be sought by the indemnified party hereunder; provided, however, that no delay or failure on the part of the indemnified party in notifying the indemnifying party shall relieve the indemnifying party from any liability or obligation hereunder except and only to the extent any material prejudice, loss, damage, liability, settlement or expense was caused by or arose out of such delay or failure. The indemnifying party at its own expense shall be entitled, jointly with all other indemnifying parties similarly notified, to assume and control the defense, compromise or settlement of any such action, claim, suit, investigation or proceeding and to select counsel with respect thereto reasonably satisfactory to the indemnified party in a timely manner. In such event, the indemnified party shall be entitled to participate in such defense, compromise, or settlement with its own counsel at its own expense; provided, however, that the indemnifying party shall be responsible for the reasonable fees and expenses of such separate counsel to the extent that (i) the representation of both the indemnifying party and the indemnified party by the counsel selected by the indemnifying party would, based on written advice from such counsel selected by the indemnifying party, present such counsel with a conflict of interest or (ii) the indemnified party reasonably determines that there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party. Notwithstanding the foregoing, the indemnifying party shall not be responsible for the fees and expenses of more than one such separate counsel (in addition to any local counsel for all the indemnifying parties) for all of the indemnified parties in connection with any one or series of related or alternative action(s), claim(s), suit(s), investigation(s) or proceeding(s). No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
          (d) Contribution. If for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders’ and any underwriters’ obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.
          (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, agent and underwriter and each person, if any, who controls any holder, agent or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and the obligations of the holders and any agents or underwriters contemplated by this Section 6 shall be in addition to any liability which the respective holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.
          SECTION 7. Underwritten Offerings. Notwithstanding anything to the contrary herein, each holder of Registrable Securities hereby agrees with the Company and each other such holder that no holder of Registrable Securities covered by the Shelf Registration may participate in any underwritten offering hereunder unless (a) the Company gives its prior written consent to such underwritten offering, (b) the managing underwriter or underwriters thereof shall be designated by Electing Holders holding at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company, (c) each holder of Registrable Securities participating in such underwritten offering agrees to sell such holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled to select the managing underwriter or underwriters hereunder and (d) each holder of Registrable Securities participating in such underwritten offering completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.
          SECTION 8. Rule 144.
          The Company covenants to the holders of Registrable Securities that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities in connection with that holder’s sale pursuant to Rule 144, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.
          SECTION 9. Miscellaneous.
          (a) No Inconsistent Agreements. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities or any other securities which would be inconsistent with the terms contained in this Exchange and Registration Rights Agreement.
          (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Purchasers and the holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Company under this Exchange and Registration Rights Agreement in accordance with the terms and conditions of this Exchange and Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.
          (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand (if delivered personally or by courier), with machine confirmation of receipt when sent by facsimile, the next business day after being deposited with a reputable overnight express delivery service or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows:
If to the Company, to it at
Thermo Fisher Scientific Inc.
81 Wyman Street
Waltham, MA 02454
Facsimile: 781-622-1283
Attention: Seth H. Hoogasian
with a copy to:
Wilmer Cutler Pickering Hale and Dorr LLP
60 State Street

Boston, MA 02109
Facsimile: 617-526-6000
Attention: Hal J. Leibowitz
and if to a holder, to the address of such holder set forth in the security register or other records of the Company, or to such other address as the Company or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.
          (d) Parties in Interest. All the terms and provisions of this Exchange and Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Registrable Securities and the respective successors and assigns of the parties hereto and such holders; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Exchange and Registration Rights Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by, all of the applicable terms and provisions of this Exchange and Registration Rights Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the applicable terms hereof.
          (e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Exchange and Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, any director, officer or partner of such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement, the transfer and registration of Registrable Securities by such holder and the consummation of an Exchange Offer.
          (f) Governing Law. This Exchange and Registration Rights Agreement shall be governed by and construed in accordance with the laws of the State of New York.
          (g) Headings. The descriptive headings of the several Sections and paragraphs of this Exchange and Registration Rights Agreement are inserted for convenience only, do not constitute a part of this Exchange and Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Exchange and Registration Rights Agreement.

          (h) Entire Agreement; Amendments. This Exchange and Registration Rights Agreement and the other writings referred to herein (including the Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Exchange and Registration Rights Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Exchange and Registration Rights Agreement may be amended and the observance of any term of this Exchange and Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.
          (i) Inspection. For so long as this Exchange and Registration Rights Agreement shall be in effect, this Exchange and Registration Rights Agreement and a complete list of the names and addresses of all the record holders of Registrable Securities shall be made available for inspection and copying on any business day by any holder of Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Securities under the Securities, the Indenture and this Agreement) at the offices of the Company at the address thereof set forth in Section 9(c) above and at the office of the Trustee under the Indenture.
          (j) Counterparts. This Exchange and Registration Rights Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.
          If the foregoing is in accordance with your understanding, please sign and return to us four original counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement among each of the Purchasers and the Company. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours, THERMO FISHER SCIENTIFIC INC.
By:	/s/ Seth H. Hoogasian
	Name:	Seth H. Hoogasian
	Title:	Senior Vice President, General Counsel and Secretary

Accepted as of the date hereof: BANC OF AMERICA SECURITIES LLC
By:	/s/ Douglas Muller
	Name:	Douglas Muller
	Title:	Managing Director

BARCLAYS CAPITAL INC.
By:	/s/ Allen B. Cutler
	Name:	Allen B. Cutler
	Title:	Managing Director

On behalf of each of the Purchasers

Exhibit A
Thermo Fisher Scientific Inc.
INSTRUCTION TO DTC PARTICIPANTS
(Date of Mailing)
URGENT — IMMEDIATE ATTENTION REQUESTED
DEADLINE FOR RESPONSE: [DATE]*
The Depository Trust Company (“DTC”) has identified you as a DTC Participant through which beneficial interests in $350,000,000 aggregate principal amount of 2.150% Senior Notes due 2012 and $400,000,000 aggregate principal amount of 3.250% Senior Notes due 2014 (together, the “Securities”) issued by Thermo Fisher Scientific Inc. (the “Company”) are held.
The Company is in the process of registering the Securities under the Securities Act of 1933, as amended, for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.
It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [Deadline For Response]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact: Thermo Fisher Scientific Inc., 81 Wyman Street, Waltham, MA 02454 (Telephone: [•]).

*	Not less than 21 calendar days from date of mailing.

Thermo Fisher Scientific Inc.
Notice of Registration Statement
and
Selling Securityholder Questionnaire
(Date)
Reference is hereby made to the Exchange and Registration Rights Agreement (the “Exchange and Registration Rights Agreement”) among Thermo Fisher Scientific Inc. (the “Company”) and the Purchasers named therein. Pursuant to the Exchange and Registration Rights Agreement, the Company has filed or will file with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form [                    ] (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Company’s $350,000,000 aggregate principal amount of 2.150% Senior Notes due 2012 and $400,000,000 aggregate principal amount of 3.250% Senior Notes due 2014 (together, the “Securities”). A copy of the Exchange and Registration Rights Agreement is [attached hereto] [has been filed as an exhibit to the Shelf Registration Statement and can be obtained from the Commission’s website at www.sec.gov]. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Exchange and Registration Rights Agreement.
Each beneficial owner of Registrable Securities (as defined below) is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to the Company’s counsel at the address set forth herein for receipt ON OR BEFORE [Deadline for Response]. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.
Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.
The term “Registrable Securities” is defined in the Exchange and Registration Rights Agreement.

ELECTION
The undersigned holder (the “Selling Securityholder”) of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Exchange and Registration Rights Agreement, including, without limitation, Section 6 of the Exchange and Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.
Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and Trustee the Notice of Transfer set forth as Exhibit B to the Exchange and Registration Rights Agreement.
The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE
(1)	(a)	Full Legal Name of Selling Securityholder:
(b)	Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in Item (3) below:

(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in Item (3) below are Held:
(2)	Address for Notices to Selling Securityholder:

_________________________________

_________________________________

_________________________________

_________________________________

Telephone: ____________________________________

Fax: __________________________________________

Contact Person: _________________________________

Email for Contact Person: __________________________
(3)		Beneficial Ownership of Securities:

Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

	(a)	Principal amount of Registrable Securities beneficially owned: ___________________________________________

CUSIP No(s). of such Registrable Securities: ________________________________________________________

	(b)	Principal amount of Securities other than Registrable Securities beneficially owned:

CUSIP No(s). of such other Securities: _____________________________________________________________

	(c)	Principal amount of Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement:____________________________________________________________________________________

CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement: ____________________

(4)	Beneficial Ownership of Other Securities of the Company:

Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Company, other than the Securities listed above in Item (3).

State any exceptions here:

(5)		Individuals who exercise dispositive powers with respect to the Securities:

If the Selling Securityholder is not an entity that is required to file reports with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (a “Reporting Company”), then the Selling Securityholder must disclose the name of the natural person(s) who exercise sole or shared dispositive powers with respect to the Securities. Selling Securityholders should disclose the beneficial holders, not nominee holders or other such others of record. In addition, the Commission has provided guidance that Rule 13d-3 of the Securities Exchange Act of 1934 should be used by analogy when determining the person or persons sharing voting and/or dispositive powers with respect to the Securities.

	(a)	Is the holder a Reporting Company?

Yes ☐ No ☐

If “No”, please answer Item (5)(b).

	(b)	List below the individual or individuals who exercise dispositive powers with respect to the Securities:

(6)		Relationships with the Company:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(7)		Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

(8)	Broker-dealers:

The Commission requires that all Selling Securityholders that are registered broker-dealers or affiliates of registered broker-dealers be so identified in the Shelf Registration Statement. In addition, the Commission requires that all Selling Securityholders that are registered broker-dealers be named as underwriters in the Shelf Registration Statement and related Prospectus, even if they did not receive the Registrable Securities as compensation for underwriting activities.
(a)	State whether the undersigned Selling Securityholder is a registered broker-dealer:

Yes ☐ No ☐

(b)	If the answer to (a) is “Yes”, you must answer (i) and (ii) below, and (iii) below if applicable.
(i)	Were the Securities acquired as compensation for underwriting activities?

Yes	☐ No ☐

If you answered “Yes”, please provide a brief description of the transaction(s) in which the Securities were acquired as compensation:

(ii)	Were the Securities acquired for investment purposes?

Yes	☐ No☐

(iii)	If you answered “No” to both (i) and (ii), please explain the Selling Securityholder’s reason for acquiring the Securities:

(c)	State whether the undersigned Selling Securityholder is an affiliate of a registered broker-dealer and, if so, list the name(s) of the broker-dealer affiliate(s):
Yes	☐ No ☐

(d)	If you answered “Yes” to question (c) above:
(i)	Did the undersigned Selling Securityholder purchase Registrable Securities in the ordinary course of business?

Yes	☐ No ☐

If the answer is “No” to question (d)(i), provide a brief explanation of the circumstances in which the Selling Securityholder acquired the Registrable Securities:

(ii)	At the time of the purchase of the Registrable Securities, did the undersigned Selling Securityholder have any agreements, understandings or arrangements, directly or indirectly, with any person to dispose of or distribute the Registrable Securities?

Yes	☐ No ☐

If the answer is “Yes” to question (d)(ii), provide a brief explanation of such agreements, understandings or arrangements:

* * * * *
By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M (or any successor rule or regulation).
In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Exchange and Registration Rights Agreement.
By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.
In accordance with the Selling Securityholder’s obligation under Section 3(d) of the Exchange and Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect and to provide such additional information that the Company may reasonably request regarding such Selling Securityholder and the intended method of distribution of Registrable Securities in order to comply with the Securities Act. Except as otherwise provided in the Exchange and Registration Rights Agreement, all notices hereunder and pursuant to the Exchange and Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:
(i)	To the Company:
Thermo Fisher Scientific Inc.
81 Wyman Street
Waltham, Massachusetts 02454
Attention: Seth H. Hoogasian
Fax: 781-622-1283
(ii)	With a copy to:
Hal J. Leibowitz
Wilmer Cutler Pickering Hale and Dorr LLP.
60 State Street
Boston, Massachusetts 02109
Fax: 617-526-5000
Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company’s counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above. This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York.

          IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.
Dated:
_____________________________
Selling Securityholder
(Print/type full legal name of beneficial owner of Registrable Securities)

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY’S COUNSEL AT:

Hal J. Leibowitz
Wilmer Cutler Pickering Hale and Dorr LLP.
60 State Street
Boston, Massachusetts 02109
Fax: 617-526-5000

Exhibit B
NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT
The Bank of New York
Thermo Fisher Scientific Inc.
c/o The Bank of New York
[Address of Trustee]
Attention: Trust Officer
Re:	Thermo Fisher Scientific Inc. (the “Company”) $[•] [•]% Senior Notes due 2012 and $[•] [•]% Senior Notes due 2014
Dear Sirs:
Please be advised that                      has transferred $                      aggregate principal amount of the above-referenced Notes pursuant to an effective Registration Statement on Form [                    ] (File No. 333-                    ) filed by the Company.
We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Notes is named as a “Selling Holder” in the Prospectus dated [date] or in supplements thereto, and that the aggregate principal amount of the Notes transferred are the Notes listed in such Prospectus opposite such owner’s name.
Dated:

Very truly yours,

(Name)

By:
(Authorized Signature)

B-1